Exhibit (j)(2)

POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORTFOLIO and

BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Leo Soong, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the “Trusts”), whose name and signature appears below, constitutes and appoints Lee T. Kranefuss, Michael A. Latham, Alexandra Poe and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

December 11, 2005

/s/ Leo Soong
Name: Leo Soong

POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORTFOLIO and

BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Jack S. Euphrat, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the “Trusts”), whose name and signature appears below, constitutes and appoints Lee T. Kranefuss, Michael A. Latham, Alexandra Poe and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

December 9, 2005

/s/ Jack S. Euphrat
Name: Jack S. Euphrat

POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORTFOLIO and

BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Mary G.F. Bitterman, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the “Trusts”), whose name and signature appears below, constitutes and appoints Lee T. Kranefuss, Michael A. Latham, Alexandra Poe and Leonard A. Pierce, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which she is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

December 11, 2005

/s/ Mary G.F. Bitterman
Name: Mary G.F. Bitterman

POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORTFOLIO and

BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Richard K. Lyons, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the “Trusts”), whose name and signature appears below, constitutes and appoints Lee T. Kranefuss, Michael A. Latham, Alexandra Poe and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

December 12, 2005

/s/ Richard K. Lyons
Name: Richard K. Lyons

POWER OF ATTORNEY

WITH RESPECT TO

MASTER INVESTMENT PORTFOLIO and

BARCLAYS GLOBAL INVESTORS FUNDS

Know all men by these presents that Lee T. Kranefuss, a Trustee of Master Investment Portfolio and Barclays Global Investors Funds (together, the “Trusts”), whose name and signature appears below, constitutes and appoints Michael A. Latham, Alexandra Poe and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trusts of which he is now or is on the date of such filing a Trustee of the Trusts, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trusts to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

December 12, 2005

/s/ Lee T. Kranefuss
Name: Lee T. Kranefuss